UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

BRC Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Short-Form Merger (as defined below), Andy Moore, Chief Executive Officer of B. Riley Securities, Inc., a member of the board of directors of BRSH (as defined below) and a named executive officer of BRC Group Holdings, Inc. (“BRC” or the “Company”) until September 18, 2025, received a Substitute Restricted Stock Award (as defined below) in respect of 374,720 shares of common stock, par value $0.0001 per share, of BRC in substitution for his BRSH Restricted Stock Award (as defined below).

Item 8.01 Other Events

On October 22, 2026, in compliance with Section 267 of the Delaware General Corporation Law (the “DGCL”) and Section 18-209(i) of the Delaware Limited Liability Company Act, BRSH Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), and an indirect, wholly owned subsidiary of BRC, merged with and into B. Riley Securities Holdings, Inc., a Delaware corporation (“BRSH”), with BRSH surviving (the “Short-Form Merger”). The Short-Form Merger became effective upon the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on October 22, 2026 (the “Effective Time”). Immediately prior to the Effective Time, Merger Sub owned greater than 90% of the outstanding shares of common stock, par value $0.0001 per share, of BRSH (the “BRSH Common Stock”), the sole class of capital stock of BRSH with shares outstanding.

At the Effective Time, in connection with the Short-Form Merger, each outstanding share of BRSH Common Stock not held by Merger Sub (other than shares subject to BRSH Restricted Stock Awards (as defined below) and shares held by holders who properly demand and perfect appraisal rights under Section 262 of the DGCL) was converted into the right to receive $8.88 in cash, without interest, and each award of BRSH restricted stock (each, a “BRSH Restricted Stock Award”) that was outstanding immediately prior to the Effective Time was cancelled and substituted with a restricted stock award of common stock, par value $0.0001 per share, of BRC (each, a “Substitute Restricted Stock Award”) under the B. Riley Financial Inc. 2021 Stock Incentive Plan (the “BRC Equity Plan”), with the number of shares subject to such Substitute Restricted Stock Award equal to the product (rounded down to the nearest whole number) of (x) the number of shares of BRSH Common Stock subject to the BRSH Restricted Stock Award immediately prior to the Effective Time, multiplied by (y) two (2), which Substitute Restricted Stock Award has the same vesting terms and schedule (including with respect to any acceleration) as applied to the corresponding BRSH Restricted Stock Award immediately prior to the Effective Time and is otherwise subject to the terms and conditions of the BRC Equity Plan and the applicable award agreement. The foregoing description of the Substitute Restricted Stock Awards is qualified in its entirety by reference to the form of award agreement for Substitute Stock Awards filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Restricted Stock Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act, and Section 21E of the Exchange Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation, other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2026 and June 30, 2026, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	Executive Vice President and Chief Financial Officer

Date: October 28, 2026

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